                                POWER OF ATTORNEY

We, the undersigned officers of The Lincoln National Life Insurance Company (the Company), hereby revoke all powers of attorney authorizing any person to act as attorney-in-fact relative to Lincoln National Variable Annuity Account H (the Separate Account), which were previously executed by us and do hereby severally constitute and appoint Ronald L. Stopher, G. Michael Antrobus and Rise C. M. Taylor, our true and lawful attorneys-in-fact, with full power in each of them to sign for us, in our name and in the capacities indicated below, any and all registration statements for the Separate Account (File No. 811-05721) filed with the Securities and Exchange Commission under the Investment Company Act of 1940 and the Securities Act of 1933, on behalf of the Company in its own name or in the name of the Separate Account, hereby ratifying and confirming our signature as it may be signed by any of our attorneys-in-fact to any such registration statement.

Officer:                                 Title:                                                Executed On:
--------                                 ------                                                ------------
/s/ Jon A. Boscia                        President and Director                                1/30/03
---------------------------                                                                    -------
Jon A. Boscia                            (Principal Executive Officer)


/s/ Janet Chrzan                         Senior Vice President, Chief Financial                1/29/03
---------------------------                                                                    -------
Janet Chrzan                             Officer and Director (Principal Accounting
                                         Officer and Principal Financial Officer)


/s/ John H. Gotta                        Executive Vice President, Chief Executive             1/31/03
---------------------------                                                                    -------
John H. Gotta                            Officer of Life Insurance and Director


/s/ Lorry J. Stensrud                    Executive Vice President, Chief Executive             2/3/03
---------------------------                                                                    ------
Lorry J. Stensrud                        Officer of Lincoln Retirement and Director


/s/ Jude T. Driscoll                     Director                                              2/10/03
---------------------------                                                                    -------
Jude T. Driscoll


/s/ Barbara S. Kowalczyk                 Director                                              2/4/03
---------------------------                                                                    ------
Barbara S. Kowalczyk


/s/ See Yeng Quek                        Chief Investment Officer and Director                 1/29/03
---------------------------                                                                    -------
See Yeng Quek


/s/ Richard C. Vaughan                   Director                                              1/30/03
---------------------------                                                                    -------
Richard C. Vaughan

STATE OF PENNSYLVANIA      )
                           ) SS:
COUNTY OF PHILADELPHIA     )

         On this 30th day of January, 2003, before me, a Notary Public, in and for said county and state, personally appeared Jon A. Boscia, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                                   /s/ Sara A. Hudson
                                                   -----------------------------
                                                   Notary Public

My Commission Expires: 12/12/2005


STATE OF INDIANA  )
                  ) SS:
COUNTY OF ALLEN   )

         On this 29 day of January, 2003, before me, a Notary Public, in and for said county and state, personally appeared Janet Chrzan, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that she executed the same.

                                                   /s/ Janet A. Bell
                                                   -----------------------------
                                                   Notary Public

My Commission Expires: 3/13/08


STATE OF CONNECTICUT       )
                           ) SS:
COUNTY OF HARTFORD         )

         On this 31/st/ day of January, 2003, before me, a Notary Public, in and for said county and state, personally appeared John H. Gotta, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                                   /s/ Martha Jarvis
                                                   -----------------------------
                                                   Notary Public

My Commission Expires: Sep. 30, 2007


STATE OF INDIANA  )
                  ) SS:
COUNTY OF ALLEN   )

         On this 3 day of February, 2003, before me, a Notary Public, in and for said county and state, personally appeared Lorry J. Stensrud, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                                   /s/ Sharlene K. Geer
                                                   -----------------------------
                                                   Notary Public

My Commission Expires: 2/29/08

STATE OF PENNSYLVANIA      )
                           ) SS:
COUNTY OF PHILADELPHIA     )

         On this 10th day of February, 2003, before me, a Notary Public, in and for said county and state, personally appeared Jude T. Driscoll, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                                   /s/ Kenneth E. Crockett, Sr.
                                                   -----------------------------
                                                   Notary Public

My Commission Expires: 9/20/04


STATE OF PENNSYLVANIA      )
                           ) SS:
COUNTY OF PHILADELPHIA     )

         On this 4th day of February, 2003, before me, a Notary Public, in and for said county and state, personally appeared Barbara S. Kowalczyk, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that she executed the same.

                                                   /s/ Sharon M. Scotese
                                                   -----------------------------
                                                   Notary Public

My Commission Expires: Sept. 6, 2004


STATE OF PENNSYLVANIA      )
                           ) SS:
COUNTY OF PHILADELPHIA     )

         On this 29th day of January, 2003, before me, a Notary Public, in and for said county and state, personally appeared See Yeng Quek, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                                   /s/ Joann Murphy
                                                   -----------------------------
                                                   Notary Public

My Commission Expires:     October 31, 2005


STATE OF PENNSYLVANIA      )
                           ) SS:
COUNTY OF PHILADELPHIA     )

         On this 30th day of January, 2003, before me, a Notary Public, in and for said county and state, personally appeared Richard C. Vaughan, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                                   /s/ Sara A. Hudson
                                                   -----------------------------
                                                   Notary Public

My Commission Expires: 12/12/2005